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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 7, 2001
Date of Report (Date of earliest event reported)

LATTICE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000—18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 NE Moore Court
Hillsboro, OR 97124-6421
(Address of principal executive offices)

(503) 268-8000
(Registrant's telephone number, including area code)

Item 5. Other Events.

    On December 7, 2001, the Company entered into an asset purchase agreement with Agere Systems Inc., a copy of which is filed as Exhibit 10.1.

    On December 10, 2001, the Company issued a press release related to the Company's asset purchase agreement with Agere Systems Inc. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement by and between Agere Systems Inc. and Lattice Semiconductor Corporation, dated December 7, 2001
99.1	Press Release dated December 10, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION
Date: December 18, 2001	By:	/s/ RODNEY F. SLOSS
	Name:	Rodney F. Sloss
	Title:	Vice President—Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 7, 2001

Exhibit No.	Description
10.1	Asset Purchase Agreement by and between Agere Systems Inc. and Lattice Semiconductor Corporation, dated December 7, 2001
99.1	Press Release dated December 10, 2001

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SIGNATURE
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 7, 2001